Exhibit 99.1

Rover, the World’s Largest Network of Five-Star Pet Sitters and Dog Walkers, Announces Plans to Become a Public Company via a Merger with True Wind Capital’s SPAC, Nebula Caravel Acquisition Corp.

•	Over 2 million pet parents have booked a service on Rover with more than 500,000 pet care providers across North America and Europe

•

Transaction values the combined company at an enterprise value of $1.350 billion and is expected to provide approximately $325 million in gross cash proceeds to the Company that will enable continued investment in growth, market expansion, and product development

•	As part of the transaction, additional investors have committed to participate in the transaction through a $50 million private placement of common stock

•	Investor call scheduled for February 11, 2021 at 3:00 p.m. ET

Seattle, Washington, February 11, 2021 (PR Newswire) – A Place for Rover, Inc. (“Rover”) the world’s largest network of five-star pet sitters and dog walkers, has entered into a definitive business combination agreement with Nebula Caravel Acquisition Corp. (Nasdaq: NEBC) (“Caravel”). Caravel is a publicly traded special purpose acquisition company sponsored by True Wind Capital. Upon closing of the transaction, Caravel will be renamed Rover Group and remain Nasdaq-listed under the ticker symbol “ROVR”.

Rover Highlights

Rover, the leading online marketplace for pet care, connects pet parents with local, high-quality pet care providers who offer a wide range of services, including boarding, in-home pet sitting, doggy daycare, dog walking, drop-in visits, and grooming. Since its inception through 2020, more than 2 million pet parents have booked services on Rover with more than 500,000 pet care providers across North America and Europe. Rover was created to provide a better pet care alternative for pets and their parents than the existing options of friends and family, neighbors, and kennels. Rover built a simple, easy-to-use platform and mobile app to enable pet parents to discover, book, pay, and review loving pet care providers online. Rover eliminates many of the barriers of pet ownership, enabling Rover’s mission to make it possible for everyone to experience the unconditional love of pets.

Management Commentary

Co-founder and CEO Aaron Easterly will continue to lead Rover’s highly experienced management team. Adam Clammer, CEO of Caravel and Founding Partner of True Wind Capital, will serve as a Director on the combined company’s board of directors.

Aaron Easterly stated, “Today’s transaction marks a key milestone in Rover’s effort to build an enduring business that will fundamentally change the pet care industry. Partnering with the True Wind team represents a unique opportunity to bring the unconditional love of pets to more people. A public listing will provide the capital to accelerate the expansion of core service offerings, support other pet types, and continue to grow our geographic footprint.”

Adam Clammer stated, “We look forward to partnering with Aaron and the rest of Rover’s management team at this exciting inflection point. We believe that management has built an extraordinary business and we’re excited to support them along their public market journey.”

Transaction Overview

The transaction values Rover at an enterprise value of approximately $1.350 billion. Institutional investors have committed to a private investment of $50 million in Class A common stock of the combined company that will close concurrently with the business combination. It is anticipated that the combined company will have an equity market capitalization at closing of approximately $1.63 billion and have over $300 million of unrestricted cash on the balance sheet, subject to any redemptions by Caravel stockholders.

Rover and Caravel board of directors have unanimously approved the proposed business combination. Completion of the proposed business combination is expected in the first half of 2021. The transaction will be effected pursuant to the terms and conditions of the Business Combination Agreement entered into by Rover and Caravel, which contains customary closing conditions including the registration statement being declared effective by the Securities and Exchange Commission (“SEC”), approval by the stockholders of Rover and Caravel, and certain regulatory approvals.

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor to Rover. Deutsche Bank Securities acted as lead financial advisor, capital markets advisor and private placement agent to Nebula Caravel Acquisition Corp. William Blair & Co., LLC and Stifel Financial Corp., also acted as capital markets advisor and private placement agents to Nebula Caravel Acquisition Corp. Wilson Sonsini Goodrich & Rosati is acting as legal advisor to Rover. Simpson Thacher & Bartlett LLP is acting as legal advisor to Caravel.

Conference Call and Webcast Information

Management of Rover and True Wind Capital will host an investor conference call on February 11, 2021 at 3:00 p.m. ET to discuss the proposed transaction and review an investor presentation. For those investors who wish to participate, the conference call can be accessed by visiting https://www.rover.com/blog/press/tab/press-release/.

Additional Information about the Business Combination and Where to Find It

This press release relates to the proposed merger involving Nebula Caravel Acquisition Corp. (“Caravel”) and A Place for Rover, Inc. (“Rover”). Caravel intends to file a Registration Statement on Form S-4 with the SEC, which will include a proxy statement and prospectus of Caravel and an information statement of Rover, and each party will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus/information statement will also be sent to the stockholders of Caravel and Rover, seeking any required stockholder approvals. Before making any voting or investment decision, investors and securityholders of Caravel and Rover are urged to carefully read the entire registration statement and proxy statement/prospectus/information, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Caravel with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Caravel upon written request to Nebula Caravel Acquisition Corp., Four Embarcadero Center, Suite 2100, San Francisco, California 94111.

Caravel, Rover and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Caravel, in favor of the approval of the merger. Information regarding Caravel’s directors and executive officers is contained in the section of Caravel’s Form S-1 titled “Management”, which was filed with the SEC on November 20, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus/information statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

About Rover

Founded in 2011 and based in Seattle, Rover is the world’s largest online marketplace for pet care. Rover connects pet parents with caring pet care providers who offer overnight services, including boarding and in-home pet sitting, as well as daytime services, including doggy daycare, dog walking, drop-in visits, and grooming. Millions of pet parents have booked a service on Rover, with more than 500,000 pet care providers across North America and Europe.

About True Wind Capital

True Wind Capital is a San Francisco-based private equity firm focused on investing in leading technology companies. True Wind has a broad investing mandate, with deep industry expertise across software, data analytics, tech-enabled services, internet, financial technology, and hardware. Rover will be True Wind’s 8th platform investment.

About Nebula Caravel Acquisition Corp.

Nebula Caravel Acquisition Corp (“Caravel”) is a blank check company sponsored by True Wind and led by Adam H. Clammer and James H. Greene, Jr., who serve as Chief Executive Officer and Chairman, respectively, formed for the purpose of partnering with one high-quality technology business. Caravel follows Nebula Acquisition Corporation’s successful merger with Open Lending (NASDAQ: LPRO) in June 2020.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Caravel’s and Rover’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of Caravel’s Form S-1 titled “Risk Factors” which was filed with the SEC on November 20, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on Caravel’s or Rover’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Caravel nor Rover is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Caravel has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Caravel’s reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals or stockholder approvals of Caravel or Rover are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained, failure to realize the anticipated benefits of the merger, risks related to Rover’s ability to execute on its business strategy, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the number of redemption requests made by Caravel’s public stockholders, the ability of the combined company to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the merger, the inability to complete the private placement of common stock of Caravel to certain institutional accredited investors, the risk that the announcement and consummation of the transactions disrupts Rover’s current plans and operations, costs related to the transactions, the outcome of any legal proceedings that may be instituted against Caravel, Rover, or any of their respective directors or officers, following the announcement of the transactions, the ability of Caravel’s or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and those factors discussed in documents of Caravel filed, or to be filed, with SEC.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Caravel’s most recent reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and Caravel’s proxy statement/prospectus/information statement when available. Any financial projections in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Caravel’s and Rover’s control. While all projections are necessarily speculative, Caravel and Rover believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this press release should not be regarded as an indication that Caravel and Rover, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Caravel and is not intended to form the basis of an investment decision in Caravel. All subsequent written and oral forward-looking statements concerning Caravel and Rover, the proposed transaction or other matters and attributable to Caravel and Rover or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Rover

MEDIA

pr@rover.com

Kristin Sandberg

(360) 510-6365

INVESTORS

brinlea@blueshirtgroup.com

Brinlea Johnson

(415) 269-2645

True Wind Capital

press@truewindcapital.com

Stephanie Portillo